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                                 AB FUNDS TRUST

                        Supplement dated January 23, 2004

                                       to

             Statement of Additional Information dated July 1, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"). IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE SAI.

At a special meeting held on January 15, 2004 the Board of Trustees (the "Board") of AB Funds Trust (the "Trust") approved changes to certain of the investment policies of the Growth Equity Fund, Equity Index Fund, Value Equity Fund and Small Cap Equity Fund (these Funds together with the International Equity Fund are referred to as the "Equity Funds") permitting 1) the Equity Funds to invest in foreign securities, including securities of foreign companies traded and settled on foreign exchanges and over-the-counter markets, and securities denominated in foreign currencies, and 2) the Equity Funds for hedging and non hedging purposes to enter into forward currency exchange contracts, futures contracts on foreign currencies and related options, and foreign currency options.

Delete the paragraphs under the heading "Foreign Currency-Generally" on pages 10 and 11 and replace with the following:

Foreign Currency - Generally. The Equity Funds may invest in securities denominated in foreign currencies. In addition, the Bond Funds and the International Equity Fund may invest in foreign debt, including the obligations of foreign governments, denominated in foreign currencies. The performance of investments in securities and obligations denominated in a foreign currency will be impacted by the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Absent other events that could otherwise affect the value of a foreign security or obligation (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security or obligation in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign-currency-denominated security or obligation.

Although the Equity Funds and the Bond Funds may invest in securities and obligations denominated in foreign currencies as discussed herein, their portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments, or central banks. They can also be affected by currency controls, or by political developments in the U.S. or abroad. To the extent a Fund's total assets, adjusted to reflect its net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk
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of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and other currency instruments as described below, the respective net currency positions of the Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the Equity Funds and Bond Funds will not exceed their total asset value, to the extent a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

The following information supplements the sections "Foreign Currency-Forward Currency Exchange Contracts", "Foreign Currency-Currency Futures Contracts and Options Thereon" and "Foreign Currency-Currency Options" on pages 11 to 12 of the SAI:

All occurrences of the "International Equity Fund" are hereby deleted and replaced with the "Equity Funds."

Delete the first and last paragraphs under the heading "Foreign Securities and Obligations" on page 12 and pages 13 to 14, respectively, and replace with the following:

Foreign Securities and Obligations. Each Equity Fund may invest in American Depository Receipts and regular shares of foreign companies traded and settled on U.S. and foreign exchanges and over-the-counter markets. The International Equity Fund invests primarily in the securities of foreign issuers. In addition, the Bond Funds and the International Equity Fund may invest a portion of their assets in debt obligations issued by foreign issuers, including obligations not traded and settled on U.S. exchanges and over-the-counter markets. The Money Market Fund may invest in U.S.-dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations, designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

In addition, the Equity Funds and the Bond Funds may invest their assets in countries with emerging economies or securities markets. These countries are primarily located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and less reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities. They also could
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cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested, to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered, or to incur losses due to the Fund's inability to complete a contractual obligation to deliver securities.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.